Exhibit 99.4

Jupiter Wellness, Inc. proforma financial information

On November 30, 2020, Jupiter Wellness, Inc. (the “Company”), entered into and closed on a share exchange agreement (the “Exchange Agreement”) with SRM Entertainment, LTD, a Hong Kong Special Administrative Region of the People's Republic of China limited company (“SRM”) and wholly owned subsidiary of Vinco Ventures, Inc., a Nevada corporation formerly known as Edison Nation, Inc. (“Vinco”), and the shareholders of SRM set forth in the Exchange Agreement (the “SRM Shareholders”), pursuant to which the Company acquired 100% of the shares of SRM’s common stock (the “SRM Common Stock”) from the SRM Shareholders in exchange for 200,000 shares of the Company’s common stock, subject to a leak out provision. As a result of the Exchange Agreement, SRM became a wholly-owned subsidiary of the Company.

The transaction strengthens the Company’s position to deliver and develop new and innovative consumer product goods to the consumer market. The Company acquired SRM for $1,040,000. The purchase price was financed with the issuance of 200,000 shares of common stock of the Company valued at the closing price of $5.20 per share.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the years ended December 31, 2019 and 2018 are presented as if the acquisition had occurred on January 1, 2018 and are based upon the unaudited condensed statements of operations of the Company for the nine months ended September 30, 2020 (as filed with the SEC in its Quarterly Report on Form 10-Q for the period ended September 30, 2020) and the audited condensed statements of operations of SRM for the years ended December 31, 2019 and 2018 (attached as Exhibit 99.2 in this Current Report on Form 8-K/A) converted to US GAAP. The Financial Statements of SRM have been translated from Hong Kong Dollars to US Dollars using the currency exchange rate at the date of the respective balance sheets and the average exchange rate during the period as follows:

	9/30/20	12/32/19	12/31/18
Exchange rate at Balance Sheet date	7.7500	7.8900	7.8304
Average rate for the period	7.7575	7.8342	7.8377

The financial statements of the Company and SRM have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to events that are directly attributable to the acquisition and are expected to have a continuing impact on the combined company. The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company. There were no transactions between the Company and SRM for the periods presented in the unaudited pro forma condensed combined financial statements that would need to be eliminated.

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting under generally accepted accounting principles in the United States (“GAAP”). Acquisition accounting is preliminary and dependent upon fair value estimates that are based on a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions. The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact the Company’s results of operations. The pro forma adjustments related to the acquisition are based upon available information and certain assumptions that management believes are reasonable under the circumstances and have been made solely for the purpose of preparing the unaudited pro forma condensed combined financial statements included in this Form 8-K/A. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could have a material impact on the unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020, the audited financial statements of SRM for the years ended December 31, 2019 and 2018 and the unaudited condensed financial statements of SRM for the periods ended September 30, 2020 and 2019. The unaudited pro forma condensed combined financial statements do not reflect any cost savings from operating efficiencies or revenue enhancements that the combined company may achieve as a result of the acquisition and the effects of the foregoing items could, individually or in the aggregate, materially impact the unaudited pro forma condensed combined financial statements.

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JUPITER WELLNESS, INC.

PROFORMA BALANCE SHEETS

	September 30, 2020
	Jupiter Wellness, Inc.	SRM				Jupiter Wellness, Inc.
	Consolidated Balance	Entertainment, Ltd.		Proforma Adjustments	Notes	Proforma Balance
Cash	$131,113	$100,464		$—		$231,577
Current Assets	404,095	731,806		—		1,135,901
Total current assets	535,208	837,270		—		1,367,478

Intangible assets	884,295	—		468,000	(a)	1,352,295
Goodwill	308,690	—		—		308,690
Property and equipment	37,792	19,299		—		57,091
Total assets	$1,765,985	$851,569		$468,000		$3,085,554

Liabilities	$1,571,507	$1,675,226		$(571,235)		$2,675,498
Note payable issued in acquisition	985,475	—		—		985,475
Total liabilities	2,556,982	1,675,226		(571,235)		3,660,973

Common stock	6,893	—		200	(a)	7,093
Additional paid-in capital	1,264,768	(1,333,736)		1,611,035	(a)	1,542,067
Common stock payable	445,000	—		—		445,000
Accumulated deficits	(2,507,658)	510,079		(572,000)	(b)	(2,569,579)
Total Shareholders’ Equity	(790,997)	(823,657)		1,039,235		(575,419)

Total Liabilities and Shareholders’ Equity	$1,765,985	$851,569		$468,000		$3,085,554

	December 31, 2019
	Jupiter Wellness, Inc.	SRM				Jupiter Wellness, Inc.
	Reported Balance	Entertainment, Ltd.		Proforma Adjustments	Notes	Proforma Balance
Cash	$531,026	$163,369		$—		$694,395
Current Assets	214,763	1,043,897		—		1,258,660
Total current assets	745,789	1,207,266				1,935,055

Intangible assets	—	—		624,000	(a)	624,000

Property and equipment	—	54,108		—		54,108
Total assets	$745,789	$1,261,374		$624,000		$2,631,163

Liabilities	$366,581	$1,528,055		$(62,409)	(c)	$1,832,227

Total liabilities	366,581	1,528,055		(62,409)		1,832,227

Common stock	6,893	—		200	(a)	7,093
Additional paid-in capital	1,032,511	428,296		1,102,209	(c)(a)	2,563,016
Common stock payable	325,000					325,000
Accumulated deficits	(985,196)	(694,977)		(416,000)	(b)	(2,096,173)
Total Shareholders’ Equity	379,208	(266,681)		686,409		798,936

Total Liabilities and Shareholders’ Equity	$745,789	$2,534,047		$(624,000)		$2,631,163

	December 31, 2018
	Jupiter Wellness, Inc.	SRM				Jupiter Wellness, Inc.
	Reported Balance	Entertainment, Ltd.		Proforma Adjustments	Notes	Proforma Balance
Cash	$161,316	$577,143	$			$738,459
Current Assets	30,000	1,947,318		(1,226,612)	(c)	750,706
Total current assets	191,316	2,524,461		(1,226,612)		1,489,165

Intangible assets	—	—		832,000	(a)	832,000

Property and equipment		79,247				79,247
Total assets	$191,316	$2,603,708		$(394,612)		$2,400,412

Liabilities	$7,000	$1,036,630		$—		$1,043,630

Total liabilities	7,000	1,036,630		—		1,043,630

Common stock	5,958			200	(a)	6,158
Additional paid-in capital	238,092	426,033		(186,812)	(c)(a)	477,313
Common stock payable
Accumulated deficits	(59,734)	1,141,045		(208,000)	(b)	873,311
Total Shareholders’ Equity	184,316	1,567,078		(394,612)		1,356,782

Total Liabilities and Shareholders’ Equity	$191,316	$2,603,708		$(394,612)		$2,400,412

Notes to Proforma Balance Sheets
(a) Allocation of purchase price to intangible assets (net of amortization)
(b) Amortization of intangible assets
(c) Elimination of related party balances not assumed in the transaction

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JUPITER WELLNESS, INC.

PROFORMA STATEMENT OF OPERATIONS

	Nine Months Ended September 30, 2020
	Jupiter Wellness, Inc.	SRM			Jupiter Wellness, Inc.
	Consolidated Balance	Entertainment, Ltd.	Proforma Adjustments	Notes	Proforma Balance
Sales	$753,729	$2,419,401	$—		$3,173,130
Cost of sales	433,305	1,968,890	—		2,402,195
Gross profit	320,424	450,511	—		770,935

Expenses	1,842,886	1,079,703	156,000	(a)	3,078,589

Net Income (loss)	$(1,522,462)	$(629,192)	$(156,000)		$(2,307,654)

	Year Ended December 31, 2019
	Jupiter Wellness, Inc.	SRM			Jupiter Wellness, Inc.
	Consolidated Balance	Entertainment, Ltd.	Proforma Adjustments	Notes	Proforma Balance
Sales	$6,455	$7,046,072	$—		$7,052,527
Cost of sales	18,024	5,322,227	—		5,340,251
Gross profit	(11,569)	1,723,845	—		1,712,276

Expenses	913,893	3,559,868	208,000	(a)	4,681,761

Net Income (loss)	$(925,462)	$(1,836,023)	$(208,000)		$(2,969,485)

	Year Ended December 31, 2018
	Jupiter Wellness, Inc.	SRM			Jupiter Wellness, Inc.
	Consolidated Balance	Entertainment, Ltd.	Proforma Adjustments	Notes	Proforma Balance
Sales	$—	$8,618,726	$—		$8,618,726
Cost of sales	—	6,078,522	—		6,078,522
Gross profit	—	2,540,204	—		2,540,204

Expenses	59,734	1,863,686	208,000	(a)	2,131,420

Net Income (loss)	$(59,734)	$676,518	$(208,000)		$408,784

(a) Amortization of intangible assets

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